                                                                     EXHIBIT 8.1

                  List of Subsidiaries of Quebecor Media Inc.

    o   4260899 Canada inc.
    o   3535991 Canada inc.
    o   9140-8559 Quebec inc.
    o   CORPORATION SUN MEDIA
    o   BOWES PUBLISHERS LIMITED
    o   Sun Media (Toronto) Corporation
    o   SMC Nomineeco Inc.
    o   Le Courrier du Sud (1998) inc.
    o   3661458 Canada inc.
    o   3351611 Canada inc.
    o   CEC Publishing inc.
    o   Editions Quebecor Media inc.
    o   9137-5089 Quebec inc.
    o   9101-0835 Quebec inc.
    o   ARCHAMBAULT GROUP INC.
    o   VIDEOTRON LTEE
    o   Videotron TVN inc.
    o   CF Cable TV Inc.
    o   Videotron (Regional) Ltd.
    o   Societe d'edition et de Transcodage T.E. ltee
    o   Tele-Cable Charlevoix (1977) inc.
    o   9139-3256 Quebec inc.
    o   Videotron (1998) ltee
    o   LE SUPERCLUB VIDEOTRON LTEE
    o   SuperClub Videotron Canada inc..
    o   Groupe de Divertissement SuperClub inc.
    o   9101-0827 Quebec inc.
    o   3662527 Canada inc.
    o   Videotron Telecom Ltd.
    o   Cable Road Investment Limited
    o   NURUN INC.
    o   NETGRAPHE INC.
    o   Autonet.ca partnership
    o   Progisia Informatique inc.
    o   GROUPE TVA INC.
    o   Quebecor New Media Inc.
    o   Canoe: Canadian Online Explorer Inc.
    o   Canoe inc.
    o   9150-3227 Quebec inc.

                  List of Subsidiaries of Quebecor Media Inc.

------------------------------------------------------------------------------------------------------------------------------------
             COMPANY NAME                  JURISDICTION                                  BUSINESS NAMES
====================================================================================================================================
Quebecor Media inc.                           QUEBEC          o Allure
                                                            ------------------------------------------------------------------------
(incorporated under the laws of the                           o Almanach de l'Auto
Province of Quebec)
                                                            ------------------------------------------------------------------------
                                                              o Beautemag
                                                            ------------------------------------------------------------------------
                                                              o Boutique Quebecor
                                                            ------------------------------------------------------------------------
                                                              o Brome County News
                                                            ------------------------------------------------------------------------
                                                              o Cahier Energie
                                                            ------------------------------------------------------------------------
                                                              o DIL International
                                                            ------------------------------------------------------------------------
                                                              o DIL Multimedia
                                                            ------------------------------------------------------------------------
                                                              o DIL Panorama Education
                                                            ------------------------------------------------------------------------
                                                              o DIL Quebecor Multimedia
                                                            ------------------------------------------------------------------------
                                                              o Donocor
                                                            ------------------------------------------------------------------------
                                                              o Dynamic Press Group
                                                            ------------------------------------------------------------------------
                                                               o Echos Vedette Le No 1 des Hebdos Artistiques
                                                            ------------------------------------------------------------------------
                                                              o Editions Musex
                                                            ------------------------------------------------------------------------
                                                              o ETCO Photo
                                                            ------------------------------------------------------------------------
                                                              o Femina
                                                            ------------------------------------------------------------------------
                                                              o Groupe de Presse Dynamique
                                                            ------------------------------------------------------------------------
                                                              o Le Charlevoisien
                                                            ------------------------------------------------------------------------
                                                              o Le Guide de la Mariee
                                                            ------------------------------------------------------------------------
                                                              o Le Journal de Montreal (dessin)
                                                            ------------------------------------------------------------------------
                                                              o Le Journal de Quebec (dessin)
                                                            ------------------------------------------------------------------------
                                                              o Le Livre Bleu du Monde Judiciaire (dessin)
                                                            ------------------------------------------------------------------------
                                                              o Les Livres Populaires
                                                            ------------------------------------------------------------------------
                                                              o Les Piliers du Quebec
                                                            ------------------------------------------------------------------------
                                                              o Mon Quartier
                                                            ------------------------------------------------------------------------
                                                              o Montreal Daily News
                                                            ------------------------------------------------------------------------
                                                              o Musex Publishing
                                                            ------------------------------------------------------------------------
                                                              o Meritas
                                                            ------------------------------------------------------------------------
                                                              o Photo Camelot
                                                            ------------------------------------------------------------------------
                                                              o Plamondon, Borgia & Associes
                                                            ------------------------------------------------------------------------
                                                              o Poly Concept
                                                            ------------------------------------------------------------------------
                                                              o Polyvideo
                                                            ------------------------------------------------------------------------
                                                              o Progres de Magog
                                                            ------------------------------------------------------------------------
                                                              o Publication Quebecor
                                                            ------------------------------------------------------------------------
                                                              o Q & Dessin (Logo Communications Quebecor inc.)
                                                            ------------------------------------------------------------------------
                                                              o Quebec-Livres
                                                            ------------------------------------------------------------------------
                                                              o Renovation Bricolage (dessin)
                                                            ------------------------------------------------------------------------
                                                              o Sel et Poivre
                                                            ------------------------------------------------------------------------
                                                              o Tele-Radiomonde
                                                            ------------------------------------------------------------------------

                                  Page 2 of 21

                  List of Subsidiaries of Quebecor Media Inc.

------------------------------------------------------------------------------------------------------------------------------------
             COMPANY NAME                  JURISDICTION                                  BUSINESS NAMES
====================================================================================================================================
                                              QUEBEC          o The Winnipeg Sun
                                                            ------------------------------------------------------------------------
                                             (cont'd)         o Tuxedo
                                                            ------------------------------------------------------------------------
                                                              o Tuxedo (dessin)
                                                            ------------------------------------------------------------------------
                                                              o Vivre
------------------------------------------------------------------------------------------------------------------------------------
Bowes Publishers Limited                     ALBERTA          o Airdrie Echo
                                                            ------------------------------------------------------------------------
(incorporated under the laws of the                           o BNN (Bowes Newspaper Network)
Province of British Columbia)                               ------------------------------------------------------------------------
                                                               o Calgary Country
                                                            ------------------------------------------------------------------------
                                                              o Cochrane Times
                                                            ------------------------------------------------------------------------
                                                              o Crowsnest Pass Promoter
                                                            ------------------------------------------------------------------------
                                                              o Edson Leader
                                                            ------------------------------------------------------------------------
                                                              o Fairview Post
                                                            ------------------------------------------------------------------------
                                                              o Fort McMurray - Saturday
                                                            ------------------------------------------------------------------------
                                                              o Fort McMurray Today
                                                            ------------------------------------------------------------------------
                                                              o Fort Record
                                                            ------------------------------------------------------------------------
                                                              o Fort Saskatchewan Record
                                                            ------------------------------------------------------------------------
                                                              o Fourth Meridian Regional Advertiser
                                                            ------------------------------------------------------------------------
                                                              o Grande Prairie Daily Herald-Tribune
                                                            ------------------------------------------------------------------------
                                                              o Hanna Herald
                                                            ------------------------------------------------------------------------
                                                              o High River Times
                                                            ------------------------------------------------------------------------
                                                              o Hinton Parklander
                                                            ------------------------------------------------------------------------
                                                              o Lacombe County News
                                                            ------------------------------------------------------------------------
                                                              o Leduc Representative
                                                            ------------------------------------------------------------------------
                                                              o Lloydminster Meridian Booster
                                                            ------------------------------------------------------------------------
                                                              o MayerThorpe Freelancer
                                                            ------------------------------------------------------------------------
                                                              o Nanton News
                                                            ------------------------------------------------------------------------
                                                              o Peace Country Sun
                                                            ------------------------------------------------------------------------
                                                              o Peace River Record-Gazette
                                                            ------------------------------------------------------------------------
                                                              o Pincher Creek Echo
                                                            ------------------------------------------------------------------------
                                                              o Sherwood Park News
                                                            ------------------------------------------------------------------------
                                                              o Strathcona County This Week
                                                            ------------------------------------------------------------------------
                                                              o Strathmore Standard
                                                            ------------------------------------------------------------------------
                                                              o The Banff Crag & Canyon
                                                            ------------------------------------------------------------------------
                                                              o The Boundary
                                                            ------------------------------------------------------------------------
                                                              o The Camrose Canadian
                                                            ------------------------------------------------------------------------
                                                              o The Cold Lake Sun
                                                            ------------------------------------------------------------------------
                                                              o The Lacombe Globe
                                                            ------------------------------------------------------------------------
                                                              o The Drayton Valley Western Review
                                                            ------------------------------------------------------------------------
                                                              o The Edmonton Examiner
                                                            ------------------------------------------------------------------------
                                                              o The Grove Examiner
                                                            ------------------------------------------------------------------------

                                  Page 3 of 21

                  List of Subsidiaries of Quebecor Media Inc.

------------------------------------------------------------------------------------------------------------------------------------
             COMPANY NAME                  JURISDICTION                                  BUSINESS NAMES
====================================================================================================================================
                                             ALBERTA          o The Jasper Booster
                                                            ------------------------------------------------------------------------
                                             (cont'd)         o The Lacombe Globe
                                                            ------------------------------------------------------------------------
                                                              o The Regional
                                                            ------------------------------------------------------------------------
                                                              o The Stony Plain Reporter
                                                            ------------------------------------------------------------------------
                                                              o Vermilion Standard
                                                            ------------------------------------------------------------------------
                                                              o Vulcan Advocate
                                                            ------------------------------------------------------------------------
                                                              o Webco Publications
                                                            ------------------------------------------------------------------------
                                                              o Wetaskiwin Times-Advertiser
                                                            ------------------------------------------------------------------------
                                                              o Whitecourt Star
------------------------------------------------------------------------------------------------------------------------------------
                                             MANITOBA         o BNN (Bowes Newspaper Network)
                                                            ------------------------------------------------------------------------
                                                              o Beausejour Review
                                                            ------------------------------------------------------------------------
                                                              o Carman Valley Leader
                                                            ------------------------------------------------------------------------
                                                              o Interlake Spectator
                                                            ------------------------------------------------------------------------
                                                              o Lac du Bonnet Leader
                                                            ------------------------------------------------------------------------
                                                              o Morden Times
                                                            ------------------------------------------------------------------------
                                                              o Portage Herald Leader Press
                                                            ------------------------------------------------------------------------
                                                              o Red River Valley Echo
                                                            ------------------------------------------------------------------------
                                                              o Selkirk Journal
                                                            ------------------------------------------------------------------------
                                                              o Stonewall Argus & Teulon Times
                                                            ------------------------------------------------------------------------
                                                              o The Central Manitoba Shopper
                                                            ------------------------------------------------------------------------
                                                              o The Daily Graphic
                                                            ------------------------------------------------------------------------
                                                              o Winkler Times
------------------------------------------------------------------------------------------------------------------------------------
                                             ONTARIO          o Amherstburg Echo
                                                            ------------------------------------------------------------------------
                                                              o Belleville Shopper's Market
                                                            ------------------------------------------------------------------------
                                                              o BNN (Bowes Newspaper Network)
                                                            ------------------------------------------------------------------------
                                                              o Bothwell Spirit
                                                            ------------------------------------------------------------------------
                                                              o Brantford Pennysaver
                                                            ------------------------------------------------------------------------
                                                              o Brockville Recorder & Times
                                                            ------------------------------------------------------------------------
                                                              o Business London Magazine
                                                            ------------------------------------------------------------------------
                                                              o Business Trends
                                                            ------------------------------------------------------------------------
                                                              o Canadian Renovator
                                                            ------------------------------------------------------------------------
                                                              o Chatham Pennysaver
                                                            ------------------------------------------------------------------------
                                                              o Chatham This Week
                                                            ------------------------------------------------------------------------
                                                              o Clinton News-Record
                                                            ------------------------------------------------------------------------
                                                              o Elgin County Market
                                                            ------------------------------------------------------------------------
                                                              o Farm Market
                                                            ------------------------------------------------------------------------
                                                              o Focus
                                                            ------------------------------------------------------------------------
                                                              o Focus News Magazine
                                                            ------------------------------------------------------------------------
                                                              o Forever Young
                                                            ------------------------------------------------------------------------
                                                              o Goderich Signal-Star
                                                            ------------------------------------------------------------------------

                                  Page 4 of 21

                  List of Subsidiaries of Quebecor Media Inc.

------------------------------------------------------------------------------------------------------------------------------------
             COMPANY NAME                  JURISDICTION                                  BUSINESS NAMES
====================================================================================================================================
                                             ONTARIO          o Guelph Pennysaver
                                                            ------------------------------------------------------------------------
                                             (cont'd)         o Ingersoll Times
                                                            ------------------------------------------------------------------------
                                                              o Kincardine News
                                                            ------------------------------------------------------------------------
                                                              o Kitchener Pennysaver
                                                            ------------------------------------------------------------------------
                                                              o La Bonne Vie
                                                            ------------------------------------------------------------------------
                                                              o Lake of the Woods Enterprise
                                                            ------------------------------------------------------------------------
                                                              o Lakeshore Advance
                                                            ------------------------------------------------------------------------
                                                              o Lakeshore Shopper
                                                            ------------------------------------------------------------------------
                                                              o Leamington Post
                                                            ------------------------------------------------------------------------
                                                              o Leamington Shopper
                                                            ------------------------------------------------------------------------
                                                              o London City Life Magazine
                                                            ------------------------------------------------------------------------
                                                              o Lucknow Sentinel
                                                            ------------------------------------------------------------------------
                                                              o Mitchell Advocate
                                                            ------------------------------------------------------------------------
                                                              o Northern Times
                                                            ------------------------------------------------------------------------
                                                              o Norwich Gazette
                                                            ------------------------------------------------------------------------
                                                              o Ontario Beef Farmer
                                                            ------------------------------------------------------------------------
                                                              o Ontario Dairy Farmer
                                                            ------------------------------------------------------------------------
                                                              o Ontario Farmer
                                                            ------------------------------------------------------------------------
                                                              o Ontario Hog Farmer
                                                            ------------------------------------------------------------------------
                                                              o Oxford Review
                                                            ------------------------------------------------------------------------
                                                              o Oxford Shopping News
                                                            ------------------------------------------------------------------------
                                                              o Recorder & Times Extra
                                                            ------------------------------------------------------------------------
                                                              o Sarnia-Lambton Shopping News
                                                            ------------------------------------------------------------------------
                                                              o Sarnia This Week
                                                            ------------------------------------------------------------------------
                                                              o Seaforth Huron Expositor
                                                            ------------------------------------------------------------------------
                                                              o Sentinel-Review
                                                            ------------------------------------------------------------------------
                                                              o Shoreline Beacon
                                                            ------------------------------------------------------------------------
                                                              o Simcoe Reformer
                                                            ------------------------------------------------------------------------
                                                              o St. Thomas Times-Journal
                                                            ------------------------------------------------------------------------
                                                              o Stratford Beacon Herald
                                                            ------------------------------------------------------------------------
                                                              o Strathroy Age-Dispatch
                                                            ------------------------------------------------------------------------
                                                              o The Chronicle
                                                            ------------------------------------------------------------------------
                                                              o The Daily Miner & News
                                                            ------------------------------------------------------------------------
                                                              o The Delhi News-Record
                                                            ------------------------------------------------------------------------
                                                              o The Ingersoll Times
                                                            ------------------------------------------------------------------------
                                                              o The Marketplace
                                                            ------------------------------------------------------------------------
                                                              o The Paris Star
                                                            ------------------------------------------------------------------------
                                                              o The Tillsonburg News
                                                            ------------------------------------------------------------------------
                                                              o Tillsonburg Independent News
                                                            ------------------------------------------------------------------------
                                                              o Times-Journal Extra
                                                            ------------------------------------------------------------------------

                                  Page 5 of 21

                  List of Subsidiaries of Quebecor Media Inc.

------------------------------------------------------------------------------------------------------------------------------------
             COMPANY NAME                  JURISDICTION                                  BUSINESS NAMES
====================================================================================================================================
                                             ONTARIO          o Timmins Times
                                                            ------------------------------------------------------------------------
                                             (cont'd)         o Toronto West Pennysaver
                                                            ------------------------------------------------------------------------
                                                              o Tuesday Times-Reformer
                                                            ------------------------------------------------------------------------
                                                              o Wallaceburg Courier Press
                                                            ------------------------------------------------------------------------
                                                              o Webco Publications
                                                            ------------------------------------------------------------------------
                                                              o Western Dairy Farmer
                                                            ------------------------------------------------------------------------
                                                              o Wiarton Echo
                                                            ------------------------------------------------------------------------
                                                              o Windsor Pennysaver
                                                            ------------------------------------------------------------------------
                                                              o Woodstock Sentinel
------------------------------------------------------------------------------------------------------------------------------------
                                           SASKATCHEWAN       o BNN (Bowes Newspaper Network)
                                                            ------------------------------------------------------------------------
                                                              o Meadow Lake Progress
                                                            ------------------------------------------------------------------------
                                                              o Melfort Journal
                                                            ------------------------------------------------------------------------
                                                              o Melfort Sunday Advance
                                                            ------------------------------------------------------------------------
                                                              o Nipawin Journal
                                                            ------------------------------------------------------------------------
                                                              o Northeast Sun
------------------------------------------------------------------------------------------------------------------------------------
Videotron Ltee                                QUEBEC          o Canal Vox
                                                            ------------------------------------------------------------------------
(Incorporated under the laws of the                           o  I a l'unite
Province of Quebec)
                                                            ------------------------------------------------------------------------
                                                              o  I a la carte
                                                            ------------------------------------------------------------------------
                                                              o  Anglo
                                                            ------------------------------------------------------------------------
                                                              o  I Extra
                                                            ------------------------------------------------------------------------
                                                              o  I Franco
                                                            ------------------------------------------------------------------------
                                                              o  I Internet
                                                            ------------------------------------------------------------------------
                                                              o  I Service de Base
                                                            ------------------------------------------------------------------------
                                                              o  I Ultra
                                                            ------------------------------------------------------------------------
                                                              o  I USA
                                                            ------------------------------------------------------------------------
                                                              o  Illico Interactif
                                                            ------------------------------------------------------------------------
                                                              o Triangle et Dessin
                                                            ------------------------------------------------------------------------
                                                              o Videotron
                                                            ------------------------------------------------------------------------
                                                              o Videoway
------------------------------------------------------------------------------------------------------------------------------------
Groupe TVA inc.                               QUEBEC          o ARTIS
                                                            ------------------------------------------------------------------------
(Incorporated under the Laws of the                           o Aspeba Musique
Province of Quebec)
                                                            ------------------------------------------------------------------------
                                                              o Astral Musique Publications et sa
                                                              Version Astral  Music Publications
                                                            ------------------------------------------------------------------------
                                                              o CFCM-TV
                                                            ------------------------------------------------------------------------
                                                              o CFCM-TV - Tele 4
                                                            ------------------------------------------------------------------------
                                                              o CFER-TV
                                                            ------------------------------------------------------------------------
                                                              o CFER-TV - Canal 11
                                                            ------------------------------------------------------------------------
                                                              o CFTM
                                                            ------------------------------------------------------------------------
                                                              o CFTM-TV
                                                            ------------------------------------------------------------------------

                                  Page 6 of 21

                  List of Subsidiaries of Quebecor Media Inc.

------------------------------------------------------------------------------------------------------------------------------------
             COMPANY NAME                  JURISDICTION                                  BUSINESS NAMES
====================================================================================================================================
                                              QUEBEC          o CHEM-TV
                                                            ------------------------------------------------------------------------
                                              (cont'd)        o CHEM-TV - Canal 8
                                                            ------------------------------------------------------------------------
                                                              o CHLT - Tele 7
                                                            ------------------------------------------------------------------------
                                                              o CHLT-TV
                                                            ------------------------------------------------------------------------
                                                              o CJPM-TV
                                                            ------------------------------------------------------------------------
                                                              o CJPM-TV - Canal 6
                                                            ------------------------------------------------------------------------
                                                              o Club TVAchats
                                                            ------------------------------------------------------------------------
                                                              o Editions CFTM
                                                            ------------------------------------------------------------------------
                                                              o Drole de Video
                                                            ------------------------------------------------------------------------
                                                              o Editions Tele-Son
                                                            ------------------------------------------------------------------------
                                                              o Editions TM
                                                            ------------------------------------------------------------------------
                                                              o Fort Boyard
                                                            ------------------------------------------------------------------------
                                                              o Ici Montreal
                                                            ------------------------------------------------------------------------
                                                              o J.E.
                                                            ------------------------------------------------------------------------
                                                              o JET 7
                                                            ------------------------------------------------------------------------
                                                              o Jeunesse d'Aujourd'hui
                                                            ------------------------------------------------------------------------
                                                              o L'Evenement
                                                            ------------------------------------------------------------------------
                                                              o La Griffe d'Or
                                                            ------------------------------------------------------------------------
                                                              o La Promenade des Stars
                                                            ------------------------------------------------------------------------
                                                              o La Vie a Montreal
                                                            ------------------------------------------------------------------------
                                                              o LCN
                                                            ------------------------------------------------------------------------
                                                              o LE Canal Nouvelles TVA
                                                            ------------------------------------------------------------------------
                                                              o Le Match de la Vie
                                                            ------------------------------------------------------------------------
                                                              o Le Reseau de Television TVA
                                                            ------------------------------------------------------------------------
                                                              o Le Reseau TVA
                                                            ------------------------------------------------------------------------
                                                              o Le TVA
                                                            ------------------------------------------------------------------------
                                                              o Les Ateliers Scenographiques TVA
                                                            ------------------------------------------------------------------------
                                                              o Les Editions du 7e Art
                                                            ------------------------------------------------------------------------
                                                              o Les Editions Montpellier
                                                            ------------------------------------------------------------------------
                                                              o Les Editions TM
                                                            ------------------------------------------------------------------------
                                                              o Les Films TVA
                                                            ------------------------------------------------------------------------
                                                              o Les Grands Romans
                                                            ------------------------------------------------------------------------
                                                              o Montpellier Publications
                                                            ------------------------------------------------------------------------
                                                              o Salut Bonjour
                                                            ------------------------------------------------------------------------
                                                              o Sport Magazine
                                                            ------------------------------------------------------------------------
                                                              o Star Plus
                                                            ------------------------------------------------------------------------
                                                              o Studio Arcade
                                                            ------------------------------------------------------------------------
                                                              o Tele 4
                                                            ------------------------------------------------------------------------
                                                              o Tele 7
                                                            ------------------------------------------------------------------------
                                                              o Tele 8
                                                            ------------------------------------------------------------------------

                                  Page 7 of 21

                  List of Subsidiaries of Quebecor Media Inc.

------------------------------------------------------------------------------------------------------------------------------------
             COMPANY NAME                  JURISDICTION                                  BUSINESS NAMES
====================================================================================================================================
                                              QUEBEC          o Tele-Metropole
                                                            ------------------------------------------------------------------------
                                              (cont'd)        o Tele-Metropole inc. - Studio Arcade
                                                            ------------------------------------------------------------------------
                                                              o TM
                                                            ------------------------------------------------------------------------
                                                              o TVA
                                                            ------------------------------------------------------------------------
                                                              o TVACCES Productions
                                                            ------------------------------------------------------------------------
                                                              o TVA Direct
                                                            ------------------------------------------------------------------------
                                                              o TVA Editions
                                                            ------------------------------------------------------------------------
                                                              o TVA Films
                                                            ------------------------------------------------------------------------
                                                              o TVA International
                                                            ------------------------------------------------------------------------
                                                              o TVA Magazines
                                                            ------------------------------------------------------------------------
                                                              o TVA Publications
                                                            ------------------------------------------------------------------------
                                                              o TVA Regional
                                                            ------------------------------------------------------------------------
                                                              o TVA Ventes et Marketing
                                                            ------------------------------------------------------------------------
                                                              o Video Rock Detente
------------------------------------------------------------------------------------------------------------------------------------
Groupe Archambault inc.                       QUEBEC          o Alliance
                                                            ------------------------------------------------------------------------
(Incorporated under the Laws of                               o Archambault
Canada)
                                                            ------------------------------------------------------------------------
                                                              o Archambault Musique
                                                            ------------------------------------------------------------------------
                                                              o Archambault, La Plus Grande
                                                              Maison de Musique et Livres au Quebec
                                                            ------------------------------------------------------------------------
                                                              o Archambault.ca
                                                            ------------------------------------------------------------------------
                                                              o Archambaultzik
                                                            ------------------------------------------------------------------------
                                                              o Archambaultzik.ca
                                                            ------------------------------------------------------------------------
                                                              o Camelot
                                                            ------------------------------------------------------------------------
                                                              o Camelot-Info
                                                            ------------------------------------------------------------------------
                                                              o Disques Musicor
                                                            ------------------------------------------------------------------------
                                                              o Distribution GAM / GAM Distribution
                                                            ------------------------------------------------------------------------
                                                              o Distribution Musicor
                                                            ------------------------------------------------------------------------
                                                              o Distribution Select
                                                            ------------------------------------------------------------------------
                                                              o Distribution Select (dessin) Marque de Commerce
                                                            ------------------------------------------------------------------------
                                                              o Distribution Select, Musicor et Musicor Video
                                                            ------------------------------------------------------------------------
                                                              o Distribution Trans-Canada
                                                            ------------------------------------------------------------------------
                                                              o Editions Groupe Archambault
                                                            ------------------------------------------------------------------------
                                                              o Girafe
                                                            ------------------------------------------------------------------------
                                                              o Globe Musique
                                                            ------------------------------------------------------------------------
                                                              o Groupe Archambault
                                                            ------------------------------------------------------------------------
                                                              o Groupe Archambault Musique
                                                            ------------------------------------------------------------------------
                                                              o Kebec-Disques
                                                            ------------------------------------------------------------------------
                                                              o Librairie Paragraphe
                                                            ------------------------------------------------------------------------
                                                              o Musicor
                                                            ------------------------------------------------------------------------

                                  Page 8 of 21

                  List of Subsidiaries of Quebecor Media Inc.

------------------------------------------------------------------------------------------------------------------------------------
             COMPANY NAME                  JURISDICTION                                  BUSINESS NAMES
====================================================================================================================================
                                              QUEBEC          o Musicor (Dessin) Marque de commerce
                                                            ------------------------------------------------------------------------
                                              (cont'd)        o Musicor Video
                                                            ------------------------------------------------------------------------
                                                              o Musique d'Auteuil
                                                            ------------------------------------------------------------------------
                                                              o Paragraph
                                                            ------------------------------------------------------------------------
                                                              o Paragraph Bookstore
                                                            ------------------------------------------------------------------------
                                                              o Paragraphe
                                                            ------------------------------------------------------------------------
                                                              o Parallele (dessin)
                                                            ------------------------------------------------------------------------
                                                              o Polysons
                                                            ------------------------------------------------------------------------
                                                              o Polysons (dessin)
                                                            ------------------------------------------------------------------------
                                                              o Select (Marque de Commerce)
                                                            ------------------------------------------------------------------------
                                                              o Service One-Stop
                                                            ------------------------------------------------------------------------
                                                              o Trans-Canada
                                                            ------------------------------------------------------------------------
                                                              o Trans-Canada Disques
                                                            ------------------------------------------------------------------------
                                                              o Trema
                                                              o Zik.ca
------------------------------------------------------------------------------------------------------------------------------------
Le SuperClub Videotron ltee                   QUEBEC          o Acces Jeux
                                                            ------------------------------------------------------------------------
(Incorporated under the Laws of the                           o Boutique Jeux
Province of Quebec)
                                                            ------------------------------------------------------------------------
                                                              o Le SuperClub Videotron
                                                            ------------------------------------------------------------------------
                                                              o Le SuperClub Videotron & Dessin
                                                            ------------------------------------------------------------------------
                                                              o Le SuperClub Videotron & Dessin (mot)
                                                            ------------------------------------------------------------------------
                                                              o Triangle & Dessin
                                                            ------------------------------------------------------------------------
                                                              o Video Nova
                                                            ------------------------------------------------------------------------
                                                              o Video Novatech
                                                            ------------------------------------------------------------------------
                                                              o Video Roma
                                                            ------------------------------------------------------------------------
                                                              o Videotron
------------------------------------------------------------------------------------------------------------------------------------
Nurun inc.                                                    o Groupe Informission inc.
                                                            ------------------------------------------------------------------------
(Incorporated under the Laws of                               o Imagix
Canada)
                                                            ------------------------------------------------------------------------
                                                              o Informission
                                                            ------------------------------------------------------------------------
                                                              o Intellia
                                                            ------------------------------------------------------------------------
                                                              o Le Groupe Softsysteme
------------------------------------------------------------------------------------------------------------------------------------
Netgraphe inc.                                                o Ados
                                                            ------------------------------------------------------------------------
(Incorporated under the Laws of                               o Art de Vivre
Canada)
                                                            ------------------------------------------------------------------------
                                                              o Autonet
                                                            ------------------------------------------------------------------------
                                                              o Canoe
                                                            ------------------------------------------------------------------------
                                                              o Canoe
                                                            ------------------------------------------------------------------------
                                                              o Canoe (marque de commerce)
                                                            ------------------------------------------------------------------------
                                                              o Canoe Achat
                                                            ------------------------------------------------------------------------
                                                              o Canoe Achat
                                                            ------------------------------------------------------------------------

                                  Page 9 of 21

                  List of Subsidiaries of Quebecor Media Inc.

------------------------------------------------------------------------------------------------------------------------------------
             COMPANY NAME                  JURISDICTION                                  BUSINESS NAMES
====================================================================================================================================
Netgraphe inc.                                                o Canoe Canadian Online Explorer (marque de commerce)
                                                            ------------------------------------------------------------------------
(cont'd)                                                      o Canoe Money (marque de commerce)
                                                            ------------------------------------------------------------------------
                                                              o Canoe Network
                                                            ------------------------------------------------------------------------
                                                              o Canoe TV (marque de commerce)
                                                            ------------------------------------------------------------------------
                                                              o Canoe.qc.ca
                                                            ------------------------------------------------------------------------
                                                              o Canot (marque de commerce)
                                                            ------------------------------------------------------------------------
                                                              o C-Health (marque de commerce)
                                                            ------------------------------------------------------------------------
                                                              o Chrono-Sports
                                                            ------------------------------------------------------------------------
                                                              o Classees Extra
                                                            ------------------------------------------------------------------------
                                                              o Classified Extra
                                                            ------------------------------------------------------------------------
                                                              o CNEWS (marque de commerce)
                                                            ------------------------------------------------------------------------
                                                              o ECONOMEDIA
                                                            ------------------------------------------------------------------------
                                                              o ECONOMEDIA (marque de commerce)
                                                            ------------------------------------------------------------------------
                                                              o Editions Jobboom.com
                                                            ------------------------------------------------------------------------
                                                              o Editions-Jobboom.com
                                                            ------------------------------------------------------------------------
                                                              o EditionsJobboom.net
                                                            ------------------------------------------------------------------------
                                                              o Editions-Jobboom.net
                                                            ------------------------------------------------------------------------
                                                              o EditionsJobboom.org
                                                            ------------------------------------------------------------------------
                                                              o Editions-Jobboom.org
                                                            ------------------------------------------------------------------------
                                                              o Feed your head (marque de commerce)
                                                            ------------------------------------------------------------------------
                                                              o Flirt.ca
                                                            ------------------------------------------------------------------------
                                                              o Fyedmonton.com
                                                            ------------------------------------------------------------------------
                                                              o FYI (marque de commerce)
                                                            ------------------------------------------------------------------------
                                                              o Fyicalgary (marque de commerce)
                                                            ------------------------------------------------------------------------
                                                              o Fyicalgary.com
                                                            ------------------------------------------------------------------------
                                                              o Fyiedmonton (marque de commerce)
                                                            ------------------------------------------------------------------------
                                                              o Fyiedmonton.ca
                                                            ------------------------------------------------------------------------
                                                              o Fyilondon (marque de commerce)
                                                            ------------------------------------------------------------------------
                                                              o Fyilondon.com
                                                            ------------------------------------------------------------------------
                                                              o Fyiottawa (marque de commerce)
                                                            ------------------------------------------------------------------------
                                                              o Fyiottawa.com
                                                            ------------------------------------------------------------------------
                                                              o  Fyitoronto.com (marque de commerce)
                                                            ------------------------------------------------------------------------
                                                              o Fyitoronto.com
                                                            ------------------------------------------------------------------------
                                                              o Fyiwinnipeg (marque de commerce)
                                                            ------------------------------------------------------------------------
                                                              o Fyiwinnipeg.com
                                                            ------------------------------------------------------------------------
                                                              o ICIMONTREAL
                                                            ------------------------------------------------------------------------
                                                              o ICIMONTREAL.COM
                                                            ------------------------------------------------------------------------
                                                              o ICIQUEBEC
                                                            ------------------------------------------------------------------------
                                                              o ICIQUEBEC.COM
                                                            ------------------------------------------------------------------------
                                                              o Illico-Achat
                                                            ------------------------------------------------------------------------

                                  Page 10 of 21

                  List of Subsidiaries of Quebecor Media Inc.

------------------------------------------------------------------------------------------------------------------------------------
             COMPANY NAME                  JURISDICTION                                  BUSINESS NAMES
====================================================================================================================================
Netgraphe inc.                                                o Infinit (marque de commerce)
                                                            ------------------------------------------------------------------------
(cont'd)                                                      o Infinit.com
                                                            ------------------------------------------------------------------------
                                                              o Infinit.com (marque de commerce)
                                                            ------------------------------------------------------------------------
                                                              o Infiniti
                                                            ------------------------------------------------------------------------
                                                              o Infiniti & Dessin
                                                            ------------------------------------------------------------------------
                                                              o Infiniti.ca
                                                            ------------------------------------------------------------------------
                                                              o Infiniti.com
                                                            ------------------------------------------------------------------------
                                                              o Infiniti.net
                                                            ------------------------------------------------------------------------
                                                              o Internettement
                                                            ------------------------------------------------------------------------
                                                              o Jabboom (marque de commerce)
                                                            ------------------------------------------------------------------------
                                                              o Jabboom, Le Magazine
                                                            ------------------------------------------------------------------------
                                                              o Jabboom, Les Editions
                                                            ------------------------------------------------------------------------
                                                              o Jam ! (marque de commerce)
                                                            ------------------------------------------------------------------------
                                                              o Jam ! Showbiz (marque de commerce)
                                                            ------------------------------------------------------------------------
                                                              o Jobboom
                                                            ------------------------------------------------------------------------
                                                              o Job-boom
                                                            ------------------------------------------------------------------------
                                                              o Jobboom (marque de commerce)
                                                            ------------------------------------------------------------------------
                                                              o Jobboom, Le Magazine
                                                            ------------------------------------------------------------------------
                                                              o Jobboom, Les Editions
                                                            ------------------------------------------------------------------------
                                                              o Jobboom.com
                                                            ------------------------------------------------------------------------
                                                              o Jobboum
                                                            ------------------------------------------------------------------------
                                                              o Job-boum
                                                            ------------------------------------------------------------------------
                                                              o La toile du Quebec
                                                            ------------------------------------------------------------------------
                                                              o La toile du Quebec (marque de commerce)
                                                            ------------------------------------------------------------------------
                                                              o Le Leader d'Internet au Quebec
                                                            ------------------------------------------------------------------------
                                                              o Le Web Financier
                                                            ------------------------------------------------------------------------
                                                              o Les Editions Ma Carriere
                                                            ------------------------------------------------------------------------
                                                              o Lifewise (marque de commerce)
                                                            ------------------------------------------------------------------------
                                                              o Ma Carriere
                                                            ------------------------------------------------------------------------
                                                              o Ma Carriere (marque de commerce)
                                                            ------------------------------------------------------------------------
                                                              o Ma Carriere, Le Groupe de Recherche
                                                            ------------------------------------------------------------------------
                                                              o Maison Passion
                                                            ------------------------------------------------------------------------
                                                              o Match Contact
                                                            ------------------------------------------------------------------------
                                                              o Match Contact (marque de commerce)
                                                            ------------------------------------------------------------------------
                                                              o Megagiciel (marque de commerce)
                                                            ------------------------------------------------------------------------
                                                              o Megagiciel
                                                            ------------------------------------------------------------------------
                                                              o Micasa.ca
                                                            ------------------------------------------------------------------------
                                                              o Motonet.ca
                                                            ------------------------------------------------------------------------
                                                              o Multimedium
                                                            ------------------------------------------------------------------------
                                                              o Multimedium (marque de commerce)
                                                            ------------------------------------------------------------------------

                                  Page 11 of 21

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
------------------------------------------------------------------------------------------------------------------------------------
             COMPANY NAME                  JURISDICTION                                  BUSINESS NAMES
====================================================================================================================================
Netgraphe inc.                                                o Netgraphe
                                                            ------------------------------------------------------------------------
(cont'd)                                                      o Netgraphe (marque de commerce)
                                                            ------------------------------------------------------------------------
                                                              o Netgraphe Technologies
                                                            ------------------------------------------------------------------------
                                                              o Ratio-Finances
                                                            ------------------------------------------------------------------------
                                                              o Recru-Direct
                                                            ------------------------------------------------------------------------
                                                              o Reseau Canoe
                                                            ------------------------------------------------------------------------
                                                              o Reseau Contact
                                                            ------------------------------------------------------------------------
                                                              o Salm ! Sports (marque de commerce)
                                                            ------------------------------------------------------------------------
                                                              o Shop Canoe
                                                            ------------------------------------------------------------------------
                                                              o Slam ! (marque de commerce)
                                                            ------------------------------------------------------------------------
                                                              o Slam ! Sports (marque de commerce)
                                                            ------------------------------------------------------------------------
                                                              o Societe en commandite Canoe
                                                            ------------------------------------------------------------------------
                                                              o Tempo-Arts et Cultures
                                                            ------------------------------------------------------------------------
                                                              o Tempo-Arts et Spectacles
                                                            ------------------------------------------------------------------------
                                                              o Tempo-Showbiz
                                                            ------------------------------------------------------------------------
                                                              o T-Net Technologies
                                                            ------------------------------------------------------------------------
                                                              o T-Not Technologies
                                                            ------------------------------------------------------------------------
                                                              o Toile
                                                            ------------------------------------------------------------------------
                                                              o Toile (marque de commerce)
                                                            ------------------------------------------------------------------------
                                                              o Topo Info
                                                            ------------------------------------------------------------------------
                                                              o VIASITE
                                                            ------------------------------------------------------------------------
                                                              o VIASITE (marque de commerce)
                                                            ------------------------------------------------------------------------
                                                              o Webfin
                                                            ------------------------------------------------------------------------
                                                              o Webfin (marque de commerce)
                                                            ------------------------------------------------------------------------
                                                              o Zeguide (marque de commerce)
------------------------------------------------------------------------------------------------------------------------------------
Sun Media Corporation                        ALBERTA          o The Calgary Sun
                                                            ------------------------------------------------------------------------
(Incorporated under the laws of the                           o The Edmonton Sun
Province of British Columbia)
                                                            ------------------------------------------------------------------------
                                                              o FYI Calgary
                                                            ------------------------------------------------------------------------
                                                              o Dairy Herald-Tribune
                                                            ------------------------------------------------------------------------
                                                              o The Fort McMurray Today
                                                            ------------------------------------------------------------------------
                                                              o Peace Country Farmer
                                                            ------------------------------------------------------------------------
                                                              o Western Dairy Farmer
                                                            ------------------------------------------------------------------------
                                                              o Edmonton Examiner
                                                            ------------------------------------------------------------------------
                                                              o Fourth Meridian Regional Adver
                                                            ------------------------------------------------------------------------
                                                              o Strathcona This Week
                                                            ------------------------------------------------------------------------
                                                              o The Regional
                                                            ------------------------------------------------------------------------
                                                              o Sherwood Park News
                                                            ------------------------------------------------------------------------
                                                              o Peace Country Extra
                                                            ------------------------------------------------------------------------
                                                              o Lloydminster Meridian Booster-S
                                                            ------------------------------------------------------------------------

                                  Page 12 of 21

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
------------------------------------------------------------------------------------------------------------------------------------
             COMPANY NAME                  JURISDICTION                                  BUSINESS NAMES
====================================================================================================================================
                                             ALBERTA          o The Camrose Canadian
                                                            ------------------------------------------------------------------------
                                             (cont'd)         o Fort McMurray Saturday
                                                            ------------------------------------------------------------------------
                                                              o Banff, Crag & Canyon - Summit
                                                            ------------------------------------------------------------------------
                                                              o The Representative Friday
                                                            ------------------------------------------------------------------------
                                                              o Wetakiswin Times-Advertiser
                                                            ------------------------------------------------------------------------
                                                              o The Boundary
                                                            ------------------------------------------------------------------------
                                                              o Stony Plain Reporter
                                                            ------------------------------------------------------------------------
                                                              o Rocky View Times
                                                            ------------------------------------------------------------------------
                                                              o The Grove Examiner
                                                            ------------------------------------------------------------------------
                                                              o Leader Towne + Country News
                                                            ------------------------------------------------------------------------
                                                              o West County Extra News
                                                            ------------------------------------------------------------------------
                                                              o The Sun-Cold Lake
                                                            ------------------------------------------------------------------------
                                                              o The Western Review
                                                            ------------------------------------------------------------------------
                                                              o The Record
                                                            ------------------------------------------------------------------------
                                                              o Canmore Leader
                                                            ------------------------------------------------------------------------
                                                              o Lacombe County News
                                                            ------------------------------------------------------------------------
                                                              o Vermilion Standard
                                                            ------------------------------------------------------------------------
                                                              o Lacombe Globe
                                                            ------------------------------------------------------------------------
                                                              o Strathmore Standard
                                                            ------------------------------------------------------------------------
                                                              o Airdrie Echo
                                                            ------------------------------------------------------------------------
                                                              o The Parklander
                                                            ------------------------------------------------------------------------
                                                              o The Record Gazette
                                                            ------------------------------------------------------------------------
                                                              o The Edson Leader
                                                            ------------------------------------------------------------------------
                                                              o High River Times
                                                            ------------------------------------------------------------------------
                                                              o Banff Craig & Canyon
                                                            ------------------------------------------------------------------------
                                                              o The Fairview Post
                                                            ------------------------------------------------------------------------
                                                              o Cochrane Times
                                                            ------------------------------------------------------------------------
                                                              o The Whitecourt Star
                                                            ------------------------------------------------------------------------
                                                              o The Hanna Herald
                                                            ------------------------------------------------------------------------
                                                              o Pincher Creek Echo
                                                            ------------------------------------------------------------------------
                                                              o Crowsnest Pass Promoter
                                                            ------------------------------------------------------------------------
                                                              o Vulcan Advocate
                                                            ------------------------------------------------------------------------
                                                              o Jasper Booster
                                                            ------------------------------------------------------------------------
                                                              o The Freelancer
                                                            ------------------------------------------------------------------------
                                                              o Nanton News
------------------------------------------------------------------------------------------------------------------------------------
                                        MANITOBA              o Selkirk Journal
                                                            ------------------------------------------------------------------------
                                                              o Interlake Spectator
                                                            ------------------------------------------------------------------------
                                                              o The Central Manitoba Shopper
                                                            ------------------------------------------------------------------------
                                                              o Agri Times
                                                            ------------------------------------------------------------------------
                                                              o Winkler Times
                                                            ------------------------------------------------------------------------

                                  Page 13 of 21

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
------------------------------------------------------------------------------------------------------------------------------------
             COMPANY NAME                  JURISDICTION                                  BUSINESS NAMES
====================================================================================================================================
                                           MANITOBA           o Red River Valley Echo
                                                            ------------------------------------------------------------------------
                                             (cont'd)         o Morden Times
                                                            ------------------------------------------------------------------------
                                                              o Carman Valley Leader
                                                            ------------------------------------------------------------------------
                                                              o Portage Herald Leader Press
                                                            ------------------------------------------------------------------------
                                                              o Stonewall Argus & Teulon Time
                                                            ------------------------------------------------------------------------
                                                              o Lac du Bonnet Leader
                                                            ------------------------------------------------------------------------
                                                              o Beausejour Review
------------------------------------------------------------------------------------------------------------------------------------
                                             ONTARIO          o The Ottawa Sun
                                                            ------------------------------------------------------------------------
                                                              o The Toronto Sun
                                                            ------------------------------------------------------------------------
                                                              o The London Free Press
                                                            ------------------------------------------------------------------------
                                                              o 24 Hours
                                                            ------------------------------------------------------------------------
                                                              o London This Week
                                                            ------------------------------------------------------------------------
                                                              o London Penny Saver
                                                            ------------------------------------------------------------------------
                                                              o Ottawa Penny Saver
                                                            ------------------------------------------------------------------------
                                                              o The Beacon Herald
                                                            ------------------------------------------------------------------------
                                                              o The Brockville Recorder and Time
                                                            ------------------------------------------------------------------------
                                                              o Daily Miner and News
                                                            ------------------------------------------------------------------------
                                                              o St-Thomas Times-Journal
                                                            ------------------------------------------------------------------------
                                                              o Simcoe Reformer
                                                            ------------------------------------------------------------------------
                                                              o The Woodstock Sentinel-Review
                                                            ------------------------------------------------------------------------
                                                              o Visitor Magazine
                                                            ------------------------------------------------------------------------
                                                              o London City Life Magazine
                                                            ------------------------------------------------------------------------
                                                              o London Pennysaver-Forever Yours
                                                            ------------------------------------------------------------------------
                                                              o Business London Magazine
                                                            ------------------------------------------------------------------------
                                                              o Canadian Renovator
                                                              o Leisure Life
                                                            ------------------------------------------------------------------------
                                                              o Focus News Magazine
                                                            ------------------------------------------------------------------------
                                                              o Ontario Farmer
                                                            ------------------------------------------------------------------------
                                                              o Ontario Dairy Farmer
                                                            ------------------------------------------------------------------------
                                                              o Ontario Hog Farmer
                                                            ------------------------------------------------------------------------
                                                              o Ontario Beef Farmer
                                                            ------------------------------------------------------------------------
                                                              o Ontario Poultry Farmer
                                                            ------------------------------------------------------------------------
                                                              o Ontario Produce Farmer
                                                            ------------------------------------------------------------------------
                                                              o Farm Business Journal
                                                            ------------------------------------------------------------------------
                                                              o Timmins Times
                                                            ------------------------------------------------------------------------
                                                              o Chatham This Week
                                                            ------------------------------------------------------------------------
                                                              o Leamington Shopper
                                                            ------------------------------------------------------------------------
                                                              o Farm Market
                                                            ------------------------------------------------------------------------
                                                              o The Market Place
                                                            ------------------------------------------------------------------------
                                                              o Wallaceburg Courier Press
                                                            ------------------------------------------------------------------------

                                  Page 14 of 21

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
------------------------------------------------------------------------------------------------------------------------------------
             COMPANY NAME                  JURISDICTION                                  BUSINESS NAMES
====================================================================================================================================
                                             ONTARIO          o Lake of the Woods Enterprise
                                                            ------------------------------------------------------------------------
                                             (cont'd)         o Amherstburg Echo
                                                            ------------------------------------------------------------------------
                                                              o Goderich Signal-Star
                                                            ------------------------------------------------------------------------
                                                              o Strathroy Age-Dispatch
                                                            ------------------------------------------------------------------------
                                                              o Leamington Post
                                                            ------------------------------------------------------------------------
                                                              o The Chronicle
                                                            ------------------------------------------------------------------------
                                                              o Focus
                                                            ------------------------------------------------------------------------
                                                              o The Northern Times
                                                            ------------------------------------------------------------------------
                                                              o Shoreline Beacon
                                                            ------------------------------------------------------------------------
                                                              o The Kincardine News
                                                            ------------------------------------------------------------------------
                                                              o The Clinton News-Record
                                                            ------------------------------------------------------------------------
                                                              o The Mitchell Advocate
                                                            ------------------------------------------------------------------------
                                                              o The Seaforth Huron Expositor
                                                            ------------------------------------------------------------------------
                                                              o The Paris Star
                                                            ------------------------------------------------------------------------
                                                              o Wiarton Echo
                                                            ------------------------------------------------------------------------
                                                              o The Lakeshore Advance
                                                            ------------------------------------------------------------------------
                                                              o Bothwell Spirit
                                                            ------------------------------------------------------------------------
                                                              o The Lucknow Sentinel
                                                            ------------------------------------------------------------------------
                                                              o The Tillsonburg News
                                                            ------------------------------------------------------------------------
                                                              o Tillsonburg Independent News
                                                            ------------------------------------------------------------------------
                                                              o The Oxford Review
                                                            ------------------------------------------------------------------------
                                                              o The Tuesday Times Reformer
                                                            ------------------------------------------------------------------------
                                                              o The Delhi News-Record
                                                            ------------------------------------------------------------------------
                                                              o The Ingersoll Times
                                                            ------------------------------------------------------------------------
                                                              o Norwich Gazette
                                                            ------------------------------------------------------------------------
                                                              o Lakeshore Shopper
                                                            ------------------------------------------------------------------------
                                                              o Oxford Shopping News
                                                            ------------------------------------------------------------------------
                                                              o Recorder & Times Extra
                                                            ------------------------------------------------------------------------
                                                              o La Bonne Vie
                                                            ------------------------------------------------------------------------
                                                              o Business Trends
                                                            ------------------------------------------------------------------------
                                                              o Toronto West Pennysaver
                                                            ------------------------------------------------------------------------
                                                              o Kitchener Pennysaver
                                                            ------------------------------------------------------------------------
                                                              o Cambridge Pennysaver
                                                            ------------------------------------------------------------------------
                                                              o Windsor Pennysaver
                                                            ------------------------------------------------------------------------
                                                              o Belleville Shoppers Market
                                                            ------------------------------------------------------------------------
                                                              o Brantford Pennysaver
                                                            ------------------------------------------------------------------------
                                                              o Guelph Pennysaver
                                                            ------------------------------------------------------------------------
                                                              o Sarnia-Lambton Shopping News
                                                            ------------------------------------------------------------------------
                                                              o Elgin County Market
                                                            ------------------------------------------------------------------------
                                                              o Sarnia This Week
                                                            ------------------------------------------------------------------------

                                  Page 15 of 21

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
------------------------------------------------------------------------------------------------------------------------------------
             COMPANY NAME                  JURISDICTION                                  BUSINESS NAMES
====================================================================================================================================
                                             ONTARIO          o Chatham Pennysaver
                                                            ------------------------------------------------------------------------
                                             (cont'd)         o Times - Journal Extra
------------------------------------------------------------------------------------------------------------------------------------
                                              QUEBEC          o 24 Heures
                                                            ------------------------------------------------------------------------
                                                              o 24 Hours
                                                            ------------------------------------------------------------------------
                                                              o 888-8888
                                                            ------------------------------------------------------------------------
                                                              o Actualites d'Asbestos
                                                            ------------------------------------------------------------------------
                                                              o Avant Poste
                                                            ------------------------------------------------------------------------
                                                              o Beauce Media / La Vallee de la Chaudiere
                                                            ------------------------------------------------------------------------
                                                              o Beauce Media-Chaudiere
                                                            ------------------------------------------------------------------------
                                                              o Ca Vend Vite !
                                                            ------------------------------------------------------------------------
                                                              o Ca Vend Vite ! Vite ! Vite !
                                                            ------------------------------------------------------------------------
                                                              o Communications Sanford Evans
                                                            ------------------------------------------------------------------------
                                                              o D.B.P.
                                                            ------------------------------------------------------------------------
                                                              o Distribution Courtemanche et Fils
                                                            ------------------------------------------------------------------------
                                                              o Distribution Publicitaire de Beauce
                                                            ------------------------------------------------------------------------
                                                              o Distribution R.D.C. Enr.
                                                            ------------------------------------------------------------------------
                                                              o Distributions J.C.
                                                            ------------------------------------------------------------------------
                                                              o Eastview Regional
                                                            ------------------------------------------------------------------------
                                                              o Echo d'Abitibi-Ouest
                                                            ------------------------------------------------------------------------
                                                              o Echo-Nomie
                                                            ------------------------------------------------------------------------
                                                              o Eclaireur - Progres du Samedi
                                                            ------------------------------------------------------------------------
                                                              o Edition Belcor
                                                            ------------------------------------------------------------------------
                                                              o Editions Celcius
                                                            ------------------------------------------------------------------------
                                                              o Editions de l'Est
                                                            ------------------------------------------------------------------------
                                                              o Editions de l'Estrie
                                                            ------------------------------------------------------------------------
                                                              o Editions du Nord-Ouest
                                                            ------------------------------------------------------------------------
                                                              o Editions du Peuple
                                                            ------------------------------------------------------------------------
                                                              o Editions Laurentiennes
                                                            ------------------------------------------------------------------------
                                                              o Editions Orford
                                                            ------------------------------------------------------------------------
                                                              o Editions Trancel
                                                            ------------------------------------------------------------------------
                                                              o Fax Services
                                                            ------------------------------------------------------------------------
                                                              o Grand Journal Illustre
                                                            ------------------------------------------------------------------------
                                                              o Hebdo de Portneuf
                                                            ------------------------------------------------------------------------
                                                              o Hebdo Regional de Beauce
                                                            ------------------------------------------------------------------------
                                                              o Hebdo Vedettes
                                                            ------------------------------------------------------------------------
                                                              o Imprimerie du Reveil
                                                            ------------------------------------------------------------------------
                                                              o Imprimerie La Frontiere
                                                            ------------------------------------------------------------------------
                                                              o Imprimerie Le Reveil
                                                            ------------------------------------------------------------------------
                                                              o Imprimerie Rive-Nord Media
                                                            ------------------------------------------------------------------------
                                                              o Infaubaines
                                                            ------------------------------------------------------------------------

                                  Page 16 of 21

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
------------------------------------------------------------------------------------------------------------------------------------
             COMPANY NAME                  JURISDICTION                                  BUSINESS NAMES
====================================================================================================================================
                                              QUEBEC          o JDEM.com
                                                            ------------------------------------------------------------------------
                                             (cont'd)         o jdeq.com
                                                            ------------------------------------------------------------------------
                                                              o Jouez a Cash-Cash
                                                            ------------------------------------------------------------------------
                                                              o Journal d'Ottawa
                                                            ------------------------------------------------------------------------
                                                              o Journal de Chicoutimi
                                                            ------------------------------------------------------------------------
                                                              o Journal de Gatineau
                                                            ------------------------------------------------------------------------
                                                              o Journal de Hull
                                                            ------------------------------------------------------------------------
                                                              o Journal de Hull-Ottawa
                                                            ------------------------------------------------------------------------
                                                              o Journal de Laval
                                                            ------------------------------------------------------------------------
                                                              o Journal de Sherbrooke
                                                            ------------------------------------------------------------------------
                                                              o Journal de Trois-Rivieres
                                                            ------------------------------------------------------------------------
                                                              o Journal du Nord-Ouest
                                                            ------------------------------------------------------------------------
                                                              o Journal Habitestrie
                                                            ------------------------------------------------------------------------
                                                              o journaldemontral.com
                                                            ------------------------------------------------------------------------
                                                              o journaldequebec.com
                                                            ------------------------------------------------------------------------
                                                              o journal-de-quebec.com
                                                            ------------------------------------------------------------------------
                                                              o journaldequebec.qc.ca
                                                            ------------------------------------------------------------------------
                                                              o journal-de-quebec.qc.ca
                                                            ------------------------------------------------------------------------
                                                              o Journalmontreal.com
                                                            ------------------------------------------------------------------------
                                                              o journalmtl.com
                                                            ------------------------------------------------------------------------
                                                              o L'Acces
                                                            ------------------------------------------------------------------------
                                                              o L'Accomodeur
                                                            ------------------------------------------------------------------------
                                                              o L'Atelier Graphique des Laurentides
                                                            ------------------------------------------------------------------------
                                                              o L'Aviron
                                                            ------------------------------------------------------------------------
                                                              o L'Echo
                                                            ------------------------------------------------------------------------
                                                              o L'Echo Abitibien
                                                            ------------------------------------------------------------------------
                                                              o L'Echo d'Amos
                                                            ------------------------------------------------------------------------
                                                              o L'Echo de la Baie
                                                            ------------------------------------------------------------------------
                                                              o L'Echo de la Baie James
                                                            ------------------------------------------------------------------------
                                                              o L'Echo de la Lievre
                                                            ------------------------------------------------------------------------
                                                              o L'Echo de Malartic
                                                            ------------------------------------------------------------------------
                                                              o L'Echo du Nord
                                                            ------------------------------------------------------------------------
                                                              o L'Eclaireur Progres / Beauce Nouvelle
                                                            ------------------------------------------------------------------------
                                                              o L'Estrien Regional
                                                            ------------------------------------------------------------------------
                                                              o L'Etoile de la Vallee
                                                            ------------------------------------------------------------------------
                                                              o L'Ile
                                                            ------------------------------------------------------------------------
                                                              o L'Information
                                                            ------------------------------------------------------------------------
                                                              o L'Information du Nord
                                                            ------------------------------------------------------------------------
                                                              o L'Information du Nord l'Annonciation
                                                            ------------------------------------------------------------------------
                                                              o L'Information du Nord Le Sommet (Ste-Agathe)
                                                            ------------------------------------------------------------------------

                                  Page 17 of 21

                  List of Subsidiaries of Quebecor Media Inc.

------------------------------------------------------------------------------------------------------------------------------------
             COMPANY NAME                  JURISDICTION                                  BUSINESS NAMES
====================================================================================================================================
                                              QUEBEC          o L'Information du Nord St-Jovite
                                                            ------------------------------------------------------------------------
                                             (cont'd)         o L'Information Mont-Joli
                                                            ------------------------------------------------------------------------
                                                              o La Frontiere
                                                            ------------------------------------------------------------------------
                                                              o La Gazette d'Amqui
                                                            ------------------------------------------------------------------------
                                                              o La Sentinelle de Chibougamau
                                                            ------------------------------------------------------------------------
                                                              o La Voix du Dimanche
                                                            ------------------------------------------------------------------------
                                                              o La Voix Gaspesienne
                                                            ------------------------------------------------------------------------
                                                              o Le Bas St-Laurent
                                                            ------------------------------------------------------------------------
                                                              o Le Casier Vocal
                                                            ------------------------------------------------------------------------
                                                              o Le Choix du Citoyen
                                                            ------------------------------------------------------------------------
                                                              o Le Citoyen d'Harricana
                                                            ------------------------------------------------------------------------
                                                              o Le Citoyen de la Vallee de l'Or
                                                            ------------------------------------------------------------------------
                                                              o Le Citoyen de Lasarre
                                                            ------------------------------------------------------------------------
                                                              o Le Citoyen de Rouyn
                                                            ------------------------------------------------------------------------
                                                              o Le Grand Journal
                                                            ------------------------------------------------------------------------
                                                              o Le Guide du Jardinage
                                                            ------------------------------------------------------------------------
                                                              o Le Havre
                                                            ------------------------------------------------------------------------
                                                              o Lejournal.com
                                                            ------------------------------------------------------------------------
                                                              o Lejournaldequebec.qc.ca
                                                            ------------------------------------------------------------------------
                                                              o Le Journal de l'Auto
                                                            ------------------------------------------------------------------------
                                                              o Le Journal de Montreal
                                                            ------------------------------------------------------------------------
                                                              o Le Journal de Quebec
                                                            ------------------------------------------------------------------------
                                                              o Le Journal des Courtiers
                                                            ------------------------------------------------------------------------
                                                              o Le Journal des Pays d'en Haut
                                                            ------------------------------------------------------------------------
                                                              o Le Journal l'Exclusif
                                                            ------------------------------------------------------------------------
                                                              o Le Journal Les Cantons
                                                            ------------------------------------------------------------------------
                                                              o Le Journal Votre Argent
                                                            ------------------------------------------------------------------------
                                                              o Le Martinet
                                                            ------------------------------------------------------------------------
                                                              o Le Metropolitain
                                                            ------------------------------------------------------------------------
                                                              o Le Mirabel
                                                            ------------------------------------------------------------------------
                                                              o Le Nord-Est
                                                            ------------------------------------------------------------------------
                                                              o Le Nord-Est Plus
                                                            ------------------------------------------------------------------------
                                                              o Le Nordic
                                                            ------------------------------------------------------------------------
                                                              o Le Nordic de Sept-Iles
                                                            ------------------------------------------------------------------------
                                                              o Le Nouveau Samedi
                                                            ------------------------------------------------------------------------
                                                              o Le Peuple Chaudiere
                                                            ------------------------------------------------------------------------
                                                              o Le Peuble Lotbiniere
                                                            ------------------------------------------------------------------------
                                                              o Le Peuple de la Cote-du-Sud
                                                            ------------------------------------------------------------------------
                                                              o Le Peuple Tribune
                                                            ------------------------------------------------------------------------
                                                              o Le Pharillon
                                                            ------------------------------------------------------------------------

                                  Page 18 of 21

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
------------------------------------------------------------------------------------------------------------------------------------
             COMPANY NAME                  JURISDICTION                                  BUSINESS NAMES
====================================================================================================================================
                                              QUEBEC          o Le Point
                                                            ------------------------------------------------------------------------
                                             (cont'd)         o Le Point Lac St-Jean Est
                                                            ------------------------------------------------------------------------
                                                              o Le Pont
                                                            ------------------------------------------------------------------------
                                                              o Le Postillon
                                                            ------------------------------------------------------------------------
                                                              o Le Publi-Journal
                                                            ------------------------------------------------------------------------
                                                              o Le Radissonien
                                                            ------------------------------------------------------------------------
                                                              o Le Regional de l'Est
                                                            ------------------------------------------------------------------------
                                                              o Le Regional Plus
                                                            ------------------------------------------------------------------------
                                                              o Le Reveil Chicoutimi
                                                            ------------------------------------------------------------------------
                                                              o Le Reveil Jonquiere
                                                            ------------------------------------------------------------------------
                                                              o Le Reveil La Baie
                                                            ------------------------------------------------------------------------
                                                              o Le Rimouskois
                                                            ------------------------------------------------------------------------
                                                              o Le Riverain
                                                            ------------------------------------------------------------------------
                                                              o Le Samedi
                                                            ------------------------------------------------------------------------
                                                              o Le Soleil d'Orford
                                                            ------------------------------------------------------------------------
                                                              o Le St-Laurent / Portage
                                                            ------------------------------------------------------------------------
                                                              o Le Tour de l'Ile
                                                            ------------------------------------------------------------------------
                                                              o Le Transgaspesien
                                                            ------------------------------------------------------------------------
                                                              o Le Voisin
                                                            ------------------------------------------------------------------------
                                                              o Lejournaldemontreal.com
                                                            ------------------------------------------------------------------------
                                                              o le-journal-de-quebec.com
                                                            ------------------------------------------------------------------------
                                                              o lejournaldequebec.qc.ca
                                                            ------------------------------------------------------------------------
                                                              o Lejournaldequebec.com
                                                            ------------------------------------------------------------------------
                                                              o le-journal-de-quebec.qc.ca
                                                            ------------------------------------------------------------------------
                                                              o lejournaldequebec.com
                                                            ------------------------------------------------------------------------
                                                              o Les Actualites
                                                            ------------------------------------------------------------------------
                                                              o Les Adresses du Design du Quebec
                                                            ------------------------------------------------------------------------
                                                              o Les Annonceurs
                                                            ------------------------------------------------------------------------
                                                              o Les Editions Chaudet
                                                            ------------------------------------------------------------------------
                                                              o Les Editions du Reveil
                                                            ------------------------------------------------------------------------
                                                              o Les Editions Quatre
                                                            ------------------------------------------------------------------------
                                                              o Les Messageries du St-Laurent
                                                            ------------------------------------------------------------------------
                                                              o Les Messageries Orford
                                                            ------------------------------------------------------------------------
                                                              o Les Publications du Nord-Ouest
                                                            ------------------------------------------------------------------------
                                                              o Les Publications Laurentiennes
                                                            ------------------------------------------------------------------------
                                                              o Les Publications Le Peuples
                                                            ------------------------------------------------------------------------
                                                              o Les Publications Quebecor Le Nordais
                                                            ------------------------------------------------------------------------
                                                              o Librairie Le Reveil
                                                            ------------------------------------------------------------------------
                                                              o Litho Repro Mtl
                                                            ------------------------------------------------------------------------
                                                              o Loto-Revanche
                                                            ------------------------------------------------------------------------

                                  Page 19 of 21

                  List of Subsidiaries of Quebecor Media Inc.

------------------------------------------------------------------------------------------------------------------------------------
             COMPANY NAME                  JURISDICTION                                  BUSINESS NAMES
====================================================================================================================================
                                              QUEBEC          o Mannequin d'un Jour
                                                            ------------------------------------------------------------------------
                                             (cont'd)         o Mediadirect
                                                            ------------------------------------------------------------------------
                                                              o Meli-Melo
                                                            ------------------------------------------------------------------------
                                                              o Messageries Dynamiques
                                                            ------------------------------------------------------------------------
                                                              o Messageries Laurentiennes
                                                            ------------------------------------------------------------------------
                                                              o Mon Quartier
                                                            ------------------------------------------------------------------------
                                                              o Montreal Metropolitain
                                                            ------------------------------------------------------------------------
                                                              o Montreal Metropolitain, Le Quotidien Gratuit des
                                                              Gens d'Ici
                                                            ------------------------------------------------------------------------
                                                              o Montreal News
                                                            ------------------------------------------------------------------------
                                                              o Montreal Tribune
                                                            ------------------------------------------------------------------------
                                                              o montrealjournal.com
                                                            ------------------------------------------------------------------------
                                                              o MPE Conseil
                                                            ------------------------------------------------------------------------
                                                              o Multicom
                                                            ------------------------------------------------------------------------
                                                              o Nationcor Distribution
                                                            ------------------------------------------------------------------------
                                                              o Nouvelles Illustrees
                                                            ------------------------------------------------------------------------
                                                              o Objectif Plein-Jour
                                                            ------------------------------------------------------------------------
                                                              o Peuple Cote-Sud
                                                            ------------------------------------------------------------------------
                                                              o Plein Jour en Haute Cote-Nord
                                                            ------------------------------------------------------------------------
                                                              o Plein-Jour sur Charlevoix
                                                            ------------------------------------------------------------------------
                                                              o Plein-Jour sur la Manicouagan
                                                            ------------------------------------------------------------------------
                                                              o Progres Echos Dimanche
                                                            ------------------------------------------------------------------------
                                                              o Promo Services / Le Nordic Sept-Iles
                                                            ------------------------------------------------------------------------
                                                              o Promo-Sac
                                                            ------------------------------------------------------------------------
                                                              o Quebec
                                                            ------------------------------------------------------------------------
                                                              o Quebec design
                                                            ------------------------------------------------------------------------
                                                              o Quebec-Listes
                                                            ------------------------------------------------------------------------
                                                              o Quebecor Distribution
                                                            ------------------------------------------------------------------------
                                                              o Quebecor Informatique
                                                            ------------------------------------------------------------------------
                                                              o Quebecor Ventes Media
                                                            ------------------------------------------------------------------------
                                                              o Repcor Media
                                                            ------------------------------------------------------------------------
                                                              o Rive-Nord Medias
                                                            ------------------------------------------------------------------------
                                                              o Rouyn-Noranda Press
                                                            ------------------------------------------------------------------------
                                                              o Services aux Editeurs
                                                            ------------------------------------------------------------------------
                                                              o Sunday Express
                                                            ------------------------------------------------------------------------
                                                              o The Montreal Herald
                                                            ------------------------------------------------------------------------
                                                              o The Shopping Bag
                                                            ------------------------------------------------------------------------
                                                              o Theme, Promotion et Idees Publicitaires
                                                            ------------------------------------------------------------------------
                                                              o Vision
                                                            ------------------------------------------------------------------------
                                                              o Vision Rurale
                                                            ------------------------------------------------------------------------

                                  Page 20 of 21

                  List of Subsidiaries of Quebecor Media Inc.

------------------------------------------------------------------------------------------------------------------------------------
             COMPANY NAME                  JURISDICTION                                  BUSINESS NAMES
====================================================================================================================================
                                              QUEBEC          o Vos Finances
                                                            ------------------------------------------------------------------------
                                             (cont'd)         o L'Objectif Plein-Jour
                                                            ------------------------------------------------------------------------
                                                              o Les Actualites d'Asbestos
                                                            ------------------------------------------------------------------------
                                                              o Les Echos Abitibiens
                                                            ------------------------------------------------------------------------
                                                              o Le Port-Cartois
                                                            ------------------------------------------------------------------------
                                                              o Le Progres Echo-Dimanche
                                                            ------------------------------------------------------------------------
                                                              o Busin' Est
                                                            ------------------------------------------------------------------------
                                                              o Le Reveil Gaspesien
                                                            ------------------------------------------------------------------------
                                                              o Vision Terres et Forets
                                                            ------------------------------------------------------------------------
                                                              o L'Avant-Poste
                                                            ------------------------------------------------------------------------
                                                              o Recorder & Times Extra
                                                            ------------------------------------------------------------------------
                                                              o La Bonne Vie - Chatham
                                                            ------------------------------------------------------------------------
                                                              o La Bonne Vie - Sarnia
                                                            ------------------------------------------------------------------------
                                                              o Business Trends - Sarnia
                                                            ------------------------------------------------------------------------
                                                              o Le Citoyen de Rouyn-Noranda
                                                            ------------------------------------------------------------------------
                                                              o Le Citoyen d'Abitibi Ouest
                                                            ------------------------------------------------------------------------
                                                              o Beauce Media
------------------------------------------------------------------------------------------------------------------------------------
                                           SASKATCHEWAN       o Northeast Region Community Booster
                                                            ------------------------------------------------------------------------
                                                              o Melfort Sunday Advance
                                                            ------------------------------------------------------------------------
                                                              o The Nipawin Journal
                                                            ------------------------------------------------------------------------
                                                              o Meadow Lake Progress
                                                            ------------------------------------------------------------------------
                                                              o Melfort Journal
                                                            ------------------------------------------------------------------------
                                                              o Post Gazette
------------------------------------------------------------------------------------------------------------------------------------

                                  Page 21 of 21